INTERMEDIATE
                                MUNI FUND, INC.

                                                              Semi-Annual Report
                                                              June 30, 2001

Intermediate
Muni Fund, Inc.

[PHOTO OMITTED]                           [PHOTO OMITTED]

Heath B. McLendon                         Peter M. Coffey
Chairman                                  Vice President

Dear Shareholder,

We are pleased to provide the semi-annual report for the Intermediate Muni Fund, Inc. ("Fund"), for the period ended June 30, 2001. In this report, we summarize the period's prevailing economic and market conditions and outline our investment strategy. We hope you find this report to be useful and informative.

During the period, the Fund paid income dividends totaling $0.28 per share. The table below details the annualized distribution rate and the six-month total return for the Fund based on its June 30, 2001, net asset value ("NAV") per share and the American Stock Exchange ("AMEX") closing price.(1)

           Price                      Annualized                Six-Month
         Per Share                Distribution Rate(2)        Total Return(2)
      ---------------             --------------------        ---------------
       $10.26 (NAV)                     5.38%                      3.54%
       $9.58 (AMEX)                     5.76%                     11.90%

During the period, the Fund generated a return based on NAV of 3.54%. In comparison, the Lipper Inc. ("Lipper")(3) peer group of general and insured municipal bond funds (unleveraged) returned 2.83% for the same period. Please note that past performance is not indicative of future results.

----------
(1) The NAV is calculated by subtracting total liabilities from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which the investor may buy or sell shares of the Fund is its market price (AMEX) as determined by supply and demand.
(2) Total returns assume the reinvestment of all dividends and/or capital gains distributions in additional shares. The annualized distribution rate is the Fund's current monthly income dividend rate, annualized, and then divided by the NAV or the market value noted in this report. The annualized distribution rate assumes a current monthly income dividend rate of $0.046 for twelve months. This rate is as of July 31, 2001 and is subject to change. The important difference between a total return and an annualized distribution rate is that the total return takes into consideration a number of factors including the fluctuation of the NAV or the market value during the period reported. The NAV fluctuation includes the effects of unrealized appreciation or depreciation in the Fund. Accordingly, since an annualized distribution rate only reflects the current monthly income dividend rate annualized, it should not be used as the sole indicator to judge the return you receive from your Fund's investment.
(3)   Lipper is an independent mutual fund-tracking organization.


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Intermediate Muni Fund, Inc.                                                   1

Investment Strategy

The Fund seeks to provide investors with an income stream for the long-term. To this end, we have generally focused on investing in securities with high credit quality and good call protection, as we believe these securities offer solid long-term values. Moreover, the Fund has a fairly long weighted-average life.(4) In addition, we think our greater emphasis on call protection may provide our shareholders with consistent income in this environment of declining interest rates.

Market and Economic Overview

The year 2001 began on a positive note for fixed-income investors. Unrelenting volatility in the equity markets, deteriorating corporate earnings and an increased probability of a weaker domestic economy led many investors to sell their equity holdings and reallocate assets to fixed-income investments. The U.S. Federal Reserve Board ("Fed") responded by aggressively lowering short-term interest rates by 2.75% over the course of six months.

During the period, municipals labored to keep pace with the performance of taxable fixed-income securities. A relatively large amount of new issue municipal supply tempered performance. As the supply of municipal issuance increases, demand among investors typically becomes sated and prices generally decline. State and local governments issued approximately $134 billion of debt during the first half of 2001 -- a 40% increase over 2000's pace of $96 billion. The increase in municipal bond supply was attributable to a 300% increase in refunding activity versus the prior year. Should this pace be sustained, 2001 would become one of the top three years ever for tax-exempt new issuance.

In spite of the high volume of new issuance, demand for municipal bonds was strong during the period. Buying was dominated by individual investors who viewed municipals as a safe harbor from the volatile equity markets. In the months ahead, we believe the retail investor will remain a dominant player in the municipal bond market.

Outlook

Looking forward, tax-exempt bonds are likely to remain attractive on an after-tax basis relative to Treasuries, despite future reductions in federal income tax rates. Additionally, the relatively strong fundamental quality of many municipal debt issuers appears likely to remain unchanged during the remainder of 2001. According to Standard & Poor's, a major rating agency, the number of municipal issues upgraded during 2001 thus far has outpaced the number of municipal downgrades. We do, however, expect the pace of improvement in municipal credit quality to slow if sales tax revenue continues to wane because of the weaker U.S. economy.

----------
(4) Average life is the length of time before the principal of debt issues is scheduled to be repaid through amortization or sinking fund.


--------------------------------------------------------------------------------
2                                        2001 Semi-Annual Report to Shareholders

A report by the Nelson A. Rockefeller Institute of Government recently showed that sales tax revenue growth during the first quarter of 2001 had slowed to an anemic 0.3%, versus the prior year (adjusted for inflation and legislative changes). Data from the second quarter was not available at the time of this writing. Many state and local governments have prepared for an eventual economic slowdown by setting aside a portion of their surpluses during the tax-receipt boom years. These "rainy day funds" are now available to soften negative impacts from lower tax receipts in the future.

On June 7, President George W. Bush signed the Economic Recovery and Tax Relief Act of 2001, which will reduce federal income tax rates over the next five years. We believe the effect of this new legislation on municipal bonds will be minor. The municipal bond market enjoys advantages that could help keep demand strong versus other fixed-income asset classes, including relatively low default rates, low volatility and competitive yields on a tax-adjusted basis. Additionally, we are somewhat wary of the political willingness to leave tax legislation unchanged for five years, which is the phase-in period for new tax rates.

For the second half of 2001, we expect municipal issuers to continue to take advantage of the low interest rate environment to finance new projects and refund outstanding debt. As a result, the tax-exempt new issue calendar is likely to remain sizeable over the next several months. We anticipate continued strong demand for municipal bonds since they are currently attractive relative to taxable fixed-income alternatives and have proved less volatile than equities.

Thank you for your investment in the Intermediate Muni Fund, Inc.

Sincerely,


/s/ Heath B. McLendon                        /s/ Peter M. Coffey

Heath B. McLendon                            Peter M. Coffey
Chairman                                     Vice President

July 12, 2001

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 12 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of June 30, 2001 and is subject to change.

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Intermediate Muni Fund, Inc.                                                   3

--------------------------------------------------------------------------------
Take Advantage of the Fund's Dividend Reinvestment Plan!

Did you know that Fund investors who reinvest their dividends are taking advantage of one of the most effective wealth-building tools available today? Systematic investments put time to work for you through the strength of compounding.

As an investor in the Fund, you can participate in its Dividend Reinvestment Plan ("Plan"), a convenient, simple and efficient way to reinvest your dividends and capital gains distributions, if any, in additional shares of the Fund. Below is a short summary of how the Plan works.

Plan Summary

If you are a Plan participant who has not elected to receive your dividends in the form of a cash payment, then your dividend and capital gain distributions will be reinvested automatically in additional shares of the Fund.

The number of common stock shares in the Fund you will receive in lieu of a cash dividend is determined in the following manner. If the market price of the common stock is equal to or exceeds the net asset value per share ("NAV") on the determination date, you will be issued shares by the Fund at a price reflecting the NAV, or 95% of the market price, whichever is greater.

If the market price is less than the NAV at the time of valuation (the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC Global Fund Services ("Plan Agent") will buy common stock for your account in the open market.

If the Plan Agent begins to purchase additional shares in the open market and the market price of the shares subsequently rises above the previously determined NAV before the purchases are completed, the Plan Agent will attempt to terminate purchases and have the Fund issue the remaining dividend or distribution in shares at the greater of the previously determined NAV or 95% of the market price. In that case, the number of Fund shares you receive will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

A more complete description of the current Plan appears in the section of this report beginning on page 25. To find out more detailed information about the Plan and about how you can participate, please call PFPC Global Fund Services at
(800) 331-1710.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
4                                        2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited)                                June 30, 2001
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------------
Education -- 10.9%
$1,200,000    AAA    Alta Loma, CA School District, Capital Appreciation,
                       Series A, FGIC-Insured, zero coupon due 8/1/19                                      $    457,500
                     Arizona Educational Lien Revenue:
 1,700,000    Aa2*     Series B, 7.000% due 3/1/02 (b)                                                        1,735,785
 1,000,000    Aa2*     Sub-Series, 6.625% due 9/1/05 (b)                                                      1,030,000
 2,000,000    AAA    Chicago, IL Board of Education, Capital Appreciation,
                       Chicago School Reform, Series A, AMBAC-Insured,
                       zero coupon due 12/1/15                                                                  937,500
   500,000    A      Clackamas County, OR School District No. 86, School
                       Board Guaranteed, 5.250% due 6/15/20                                                     504,375
 1,000,000    Baa3*  Colorado Educational and Cultural Facilities Authority
                       Revenue, (Bromley East Project), 7.000% due 9/15/20                                    1,007,500
 1,000,000    AAA    Ephrata, PA School District, Series A, 5.250% due 4/15/19                                1,013,750
   400,000    AAA    Joshua, TX Independent School Board, Capital Appreciation,
                       Series C, PSFG, zero coupon due 2/15/12                                                  238,000
 1,075,000    Aaa*   Lago Vista, TX Independent School District, Capital
                       Appreciation, PSFG, zero coupon due 8/15/21                                              354,750
   220,000    AAA    Massachusetts Education Loan Authority, Issue E, Series A,
                       AMBAC-Insured, 6.850% due 1/1/04 (b)                                                     226,992
   500,000    A-     Massachusetts State Development Finance Agency Revenue,
                       Curry College, Series A, ACA-Insured, 6.000% due 3/1/20                                  523,750
 1,550,000    AAA    McHenry & Kane County, IL Community Construction,
                       School District No. 158, FGIC-Insured, zero coupon
                       due 1 /1/15                                                                              759,500
   430,000    A      Montana Higher Education Student Assistance Corp.,
                       Student Loan Revenue, Series B, 7.050% due 6/1/04 (b)                                    443,773
 1,000,000    Aaa*   Nebhelp Inc., NE Revenue, Junior Subordinate,
                       Series A-6, MBIA-Insured, 6.450% due 6/1/18 (b)                                        1,087,500
 2,000,000    Aaa*   Nebhelp Inc., NE Revenue, Series A, MBIA-Insured,
                       6.200% due 6/1/13                                                                      2,175,000
   500,000    A3*    New England Education Loan Marketing Corp., MA
                       Refunding Student Loan Revenue, 6.900% due 11/1/09 (b)                                   566,250
 1,635,000    A*     New Mexico Educational Assistance Foundation, Student
                       Loan Revenue, Series A-2, 5.950% due 11/1/07 (b)                                       1,698,356
                     North Forest Independent School District, Capital
                       Appreciation, ACA-Insured:
   805,000    A          Zero coupon due 8/15/13                                                                375,331
   805,000    A          Zero coupon due 8/15/14                                                                348,163
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             15,483,775
-----------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 8.6%
   205,000    AAA    Anderson County, SC Hospital Facilities Revenue,
                       7.125% due 8/1/07                                                                        225,244
 1,035,000    AAA    Boston, MA Water & Sewer Community Revenue, Series A,
                       10.875% due 1/1/09                                                                     1,309,275
   600,000    AAA    Illinois Health Facilities Authority Revenue, (Ravenwood
                       Hospital Medical Center Project), 7.250% due 8/1/06                                      651,000
   630,000    AAA    Illinois Health Facility Authority Revenue, (Methodist
                       Medical Center Project), 9.000% due 10/1/10                                              753,638
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


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Intermediate Muni Fund, Inc.                                                   5

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------------
Escrowed to Maturity (c) -- 8.6% (continued)
$  775,000    AAA    Jackson, TN Water and Sewer Revenue, 7.200% due 7/1/12                                $    889,313
   385,000    AAA    Lake County, OH Hospital Improvement Revenue, (Lake
                       County Memorial Hospital Project), 8.625% due 11/1/09                                    460,556
 1,370,000    NR     Los Angeles, CA Hollywood Presbyterian Medical Center,
                       INDLC-Insured, 9.625% due 7/1/13                                                       1,803,263
   190,000    AAA    Louisiana Public Facilities, Southern Baptist Hospital,
                       8.000% due 5/15/12                                                                       225,388
   555,000    AAA    Metropolitan Nashville, TN Airport Authority Revenue,
                       MBIA-Insured, 7.500% due 7/1/05                                                          594,544
   140,000    Aaa*   Nacogdoches County, TX Hospital District Revenue,
                       9.000% due 5/15/04                                                                       154,175
   250,000    AAA    New Haven, CT GO, Series 1992A, 9.250% due 3/1/02                                          260,588
   279,000    AAA    New Jersey State Turnpike Authority, Revenue Refunding
                       Bond, 10.375% due 1/1/03                                                                 298,000
 2,455,000    AAA    Ohio State Water Development Authority Revenue,
                       9.375% due 12/1/10                                                                     2,973,619
   290,000    AAA    Ringwood Borough, NJ Sewer Authority Special Obligation
                       Refunding, 9.875% due 7/1/13                                                             361,413
    40,000    AAA    Salt Lake City, UT Water Conservancy Distribution Revenue,
                       Series A, MBIA-Insured, 10.875% due 10/1/02                                               42,126
   640,000    NR     Southwestern Illinois, Development Authority Hospital
                       Revenue, (Wood River Hospital Project), 6.875% due 8/1/03                                664,000
   565,000    NR     Tom Green County, TX Hospital Authority, 7.875% due 2/1/06                                 621,500
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             12,287,642
-----------------------------------------------------------------------------------------------------------------------
General Obligation -- 4.2%
   500,000    AAA    Anchorage, AK, FGIC-Insured, 6.000% due 10/1/14                                            560,000
 1,000,000    AA     Central Falls, RI GO, Asset Guaranty-Insured,
                       5.875% due 5/15/15                                                                     1,058,750
 1,000,000    AAA    Chicago, IL GO, AMBAC-Insured, 6.100% due 1/1/03                                         1,042,500
 1,000,000    AA     Harvey, IL GO, Refunding, Asset Guaranty-Insured,
                       6.700% due 2/1/09                                                                      1,086,250
   130,000    A3*    New Haven, CT Unrefunded Balance, Series B,
                       9.000% due 12/1/01                                                                       133,263
 1,500,000    AAA    Northwest Parkway Public Highway Authority, Colorado Revenue,
                       Capital Appreciation, Series C, AMBAC-Insured,
                       6.875% due 11/1/10                                                                       875,625
 1,735,000    AAA    Palo Duro River Authority, TX Capital Appreciation,
                       CGIC-Insured, zero coupon due 8/1/09                                                   1,199,319
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              5,955,707
-----------------------------------------------------------------------------------------------------------------------
Hospital -- 22.6%
   335,000    BBB    Allentown, PA Area Hospital Authority Revenue Refunding,
                       Sacred Heart Hospital, Series A, 6.200% due 11/15/03                                     330,813
 1,500,000    BBB-   Arkansas Development Finance Authority Revenue
                       Refunding, (Washington Regional Medical Center),
                       7.000% due 2/1/15                                                                      1,522,500
   650,000    AAA    Calcasieu Parish, LA Memorial Hospital Service, District
                       Revenue Refunding, (Lake Charles Memorial Hospital),
                       Series A, CONNIE LEE-Insured, 7.500% due 12/1/05                                         742,625
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
6                                        2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------------
Hospital -- 22.6% (continued)
$1,500,000    A+     California Statewide COP, Community Development,
                       Hospital Authority Revenue Refunding, (Triad Healthcare),
                       6.250% due 8/1/06                                                                 $    1,623,750
   650,000    A3*    Chatham County, GA Hospital Authority Revenue,
                       (Memorial Health Medical Center), Series A,
                       6.000% due 1/1/17                                                                        654,063
   500,000    AA     Clackamas County, OR Hospital Authority Revenue,
                       (Legacy Health System), 5.750% due 5/1/16                                                520,625
   820,000    BB+    Colorado Health Facilities Authority Revenue,
                       Rocky Mountain Adventist, 6.250% due 2/1/04                                              854,613
 2,000,000    BBB    Cuyahoga County, OH Hospital Facility Revenue,
                       (Canton Inc. Project), 6.750% due 1/1/10                                               2,125,000
   330,000    AA     Harris County, TX Health Facilities Development Corp.,
                       (Texas Children's Hospital Project), Series A,
                       5.375% due 10/1/14                                                                       336,188
                     Harris County, TX Hospital District Revenue, MBIA-Insured:
 1,000,000    AAA      6.000% due 2/15/15                                                                     1,076,250
 1,225,000    AAA      6.000% due 2/15/16                                                                     1,315,344
 2,000,000    A      Hawaii State Department of Budget and Finance, Special
                       Purpose Management Revenue, Kapiolani Health Care
                       System, 6.400% due 7/1/13                                                              2,065,000
 1,605,000    BBB+   Henderson, NV Health Care Facility Revenue, (Catholic
                       Healthcare West Project), Series A, 6.200% due 7/1/09                                  1,665,188
 1,300,000    A-     Illinois Health Facilities Authority Revenue, Friendship
                       Village Hospital, 6.650% due 12/1/06                                                   1,314,625
 1,000,000    A2*    Indiana Health Facilities Authority, Hospital Revenue
                       Refunding Bonds, St. Anthony's Medical Center,
                       Series A, 7.000% due 10/1/06                                                           1,050,420
 1,000,000    A1*    Iowa Financial Authority, Health Care Facilities Revenue,
                       Genesis Medical Center, 6.250% due 7/1/20                                              1,030,000
 1,900,000    AAA    Kentucky Economic Development Finance Authority
                       Revenue System, Norton Healthcare Inc., Series B,
                       MBIA-Insured, zero coupon due 10/1/21                                                    619,875
 1,200,000    BBB+   Klamath Falls, OR Intercommunity, Merle Hospital,
                       8.000% due 9/1/08                                                                      1,360,500
   350,000    B3*    Langhorne Manor Borough, PA Higher Education and
                       Health Authority, Bucks County, Lower Bucks Hospital,
                       6.750% due 7/1/02                                                                        334,572
   475,000    AAA    Lima, OH Hospital Revenue, 7.500% due 11/1/06                                              527,250
   675,000    BBB-   Louisiana Public Facilities Authority Revenue, (General
                       Health Systems Project), 6.800% due 11/1/16                                              684,281
   440,000    AAA    Madison County, IN Hospital Authority Facilities Revenue,
                       (Community Hospital Anderson Project),
                       9.250% due 1/1/10                                                                        536,800
 1,000,000    AAA    Maryland Health & Higher Education Facility Authority
                       Revenue, (Mercy Medical Center Project), FSA-Insured,
                       6.500% due 7/1/13                                                                      1,150,000
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   7

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------------
Hospital -- 22.6% (continued)
$  935,000    Baa2*  New Jersey Health Care Facility Financing Authority
                       Revenue, Capital Health System Obligation Group,
                       5.125% due 7/1/12                                                                $       807,606
 1,500,000    NR     New York City, NY IDA, Civic Facilities Revenue,
                       (New York Community Hospital Brooklyn),
                       6.875% due 11/1/10                                                                     1,443,750
                     Orange County, FL Health Facilities Authority Revenue:
 2,500,000    AAA      Adventist Health, 6.050% due 11/15/07                                                  2,625,000
 1,000,000    NR       Health Care Facilities, 8.750% due 7/1/11                                              1,006,250
 1,000,000    NR     Rainbow City, AL Health Care Facilities Financing Authority,
                       Series B, 7.250% due 1/1/26                                                            1,002,500
 1,045,000    BBB+   Rhode Island State Health & Education Building Corp.
                       Revenue, Roger Williams Hospital Financing,
                       5.400% due 7/1/13                                                                        935,275
 1,000,000    Baa2*  Tomball, TX Hospital Authority Revenue, Tomball Regional
                       Hospital, 5.750% due 7/1/14                                                              931,250
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             32,191,913
-----------------------------------------------------------------------------------------------------------------------
Housing: Multi-Family -- 12.3%
   865,000    AA     Beaumont, TX Multi-Family Housing Finance, Regency
                       Place Apartments, Asset Guaranty-Insured,
                       7.000% mandatory tender 10/1/03                                                          866,426
 1,000,000    A3*    Bexar County, TX Multi-Family Housing Revenue,
                       Nob Hill Apartments, 6.000% due 6/1/21                                                   965,000
   480,000    AAA    Charlotte, NC Mortgage Revenue Refunding, Double Oaks
                       Apartment, Series A, FHA-Insured, 7.300% due 11/15/07                                    516,600
 1,100,000    Baa2*  Dallas, TX Housing Corp., Capital Program Revenue
                       Refunding, Section 8 Assisted, 7.700% due 8/1/05                                       1,112,078
                     El Paso County, TX Housing Finance Corp., Multi-Family
                       Housing Revenue:
   360,000    Baa3*      American Village Community Project, Series A,
                           6.200% due 12/24/24                                                                  355,050
   285,000    A3*        La Plaza Apartments, Sub-Series C, 8.000% due 7/1/30                                   293,550
   200,000    AAA    Framingham, MA Housing Authority, Mortgage Revenue,
                       Beaver Terrace, Series A, GNMA-Collateralized,
                       6.350% due 2/20/32                                                                       213,000
   585,000    AAA    Grand Prairie, TX Housing Financial Corporate Multi-Family
                       Housing Revenue, (Landing of Carrier Project), Series A,
                       GNMA-Collateralized, 6.650% due 9/20/22                                                  628,144
   645,000    BBB    Housing Assistance Corp., Tulsa, OK Multi-Family Revenue,
                       Section 8 Rehabilitation, 7.250% due 10/1/07 (b)                                         665,156
   610,000    AA     Hudson County, NJ Improvement Authority,
                       Multi-Family Housing Revenue, (Observer Park Project),
                       Series A, FNMA-Collateralized, 6.600% due 6/1/04 (b)                                     636,688
 1,470,000    NR     Lynchburg, VA Redevelopment & Housing Authority,
                       Multi-Family Housing Revenue Refunding, Princeton
                       Circle Association, 6.250% due 12/1/10                                                 1,473,675
   610,000    A2*    Maricopa County, AZ COP, (Desert Vista Project),
                       5.400% due 7/1/14                                                                        626,775
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
8                                        2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------------

Housing: Multi-Family -- 12.3% (continued)
$  500,000    Aaa*   Maricopa County, AZ Industrial Development Authority,
                       Multi-Family Housing Revenue, (Bay Club at Mesa Cove
                       Project), Series A, MBIA-Insured, 5.700% due 9/1/20                              $       511,875
   750,000    A2*    McMinnville, TN Housing Authority Revenue Refunding,
                       First Mortgage, Beersheba Heights, 6.000% due 10/1/09                                    796,875
   340,000    AAA    Missouri State Housing Development Community,
                       Mortgage Revenue, Series C, GNMA/FNMA-Collateralized,
                       7.450% due 9/1/27 (b)                                                                    372,300
 1,500,000    AA     Missouri State Housing Development Community,
                       Series I, 5.500% due 12/1/15                                                           1,550,625
 1,000,000    NR     Montgomery County, PA Redevelopment Authority,
                       Multi-Family Housing Revenue, (KBF Association L.P.
                       Project), Series A, 6.375% due 7/1/12                                                  1,065,000
                     Mount Vernon, IL Elderly Housing Corp., First Lien Revenue
                       Bonds, Section 8 Assisted, Series 1979:
   170,000    Ba3*       7.875% due 4/1/02                                                                      172,098
   185,000    Ba3*       7.875% due 4/1/03                                                                      185,220
   200,000    Ba3*       7.875% due 4/1/04                                                                      200,226
   215,000    Ba3*       7.875% due 4/1/05                                                                      215,234
   235,000    Ba3*       7.875% due 4/1/06                                                                      235,256
   250,000    Ba3*       7.875% due 4/1/07                                                                      250,238
   270,000    Ba3*       7.875% due 4/1/08                                                                      270,270
 1,150,000    Aa3*   Nevada Housing Division, Multi-Unit Housing Campaige,
                       Series A, 5.450% due 10/1/18                                                           1,155,750
   620,000    A-     Private Colleges and Universities Authority, GA
                       Student Housing Revenue, (Mercer Housing Corp.
                       Project), Series A, ACA-Insured, 5.375% due 6/1/17                                       613,025
   690,000    AAA    San Jose, CA Multi-Family Housing, (County
                       Brook Project), Series A, FNMA-Collateralized,
                       6.500% mandatory tender 4/1/02 (b)                                                       701,440
   660,000    Aa2*   Streamwood, IL Multi-Family Housing Revenue,
                       (Southgate Project), FHA-Insured, 6.200% due 11/1/07                                     678,104
   220,000    AAA    Washington County, OR Housing Authority, Multi-Family
                       Housing Revenue, (Terrace View Project),
                       FNMA-Collateralized, 5.500% due 12/17/17 (b)                                             222,475
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             17,548,153
-----------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 5.2%
   110,000    A1*    Ford County, KS Single-Family Mortgage Revenue
                       Refunding, Series A, FHA-Insured, 7.900% due 8/1/10                                      114,994
   140,000    AA     Juneau City & Borough, AK Home Mortgage Revenue
                       Refunding, Mortgage-Backed Securities Program,
                       FNMA-Collateralized, 8.000% due 2/1/09                                                   143,714
   475,000    NR     Lees Summit, MO IDA, Health Facilities, Refunding &
                       Improvement Revenue, (John Knox Village Project),
                       7.125% due 8/15/12                                                                       485,374
 1,670,000    Aa3*   Massachusetts State HFA, Single-Family Housing Revenue,
                       Series 38, 7.200% due 12/1/26 (b)                                                      1,761,850
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                   9

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------------
Housing: Single-Family -- 5.2% (continued)
$  770,000    AAA   Pima County, AZ IDA, Single-Family Mortgage
                       Revenue, Series A, GNMA/FNMA-Collateralized, step bond to
                       yield 7.000% due 11/1/29 (b)                                                     $       833,525
 1,500,000    BBB    Puerto Rico Housing Bank & Finance Agency,
                       7.500% due 12/1/06                                                                     1,702,500
   170,000    AAA    St. Louis County, MO Single-Family Mortgage Revenue,
                       MBIA-Insured, 6.750% due 4/1/10                                                          170,425
   950,000    AAA    Texas State Department of Housing and Community Affairs,
                       Home Mortgage Revenue, Series C-2, GMNA/FNMA/
                       FHLMC-Collateralized, 9.561% due 7/2/24 (b)                                            1,141,188
 1,000,000    AA+    Virginia State Housing Development Authority,
                       Commonwealth Mortgage, Series H, 6.100% due 7/1/03                                     1,028,750
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              7,382,320
-----------------------------------------------------------------------------------------------------------------------
Industrial Development -- 8.9%
 1,000,000    NR     Alaska IDR, (Williams Lynxs Cargoport),
                       8.000% due 5/1/23                                                                      1,007,500
   535,000    BB+    Bourbonnais, IL IDR Refunding, (KMart Corp. Project),
                       6.600% due 10/1/06                                                                       552,388
 1,500,000    AAA    Des Moines, IA IDR Refunding Revenue, (The Printer Project),
                       6.375% due 9/1/09                                                                      1,531,875
 1,500,000    BBB+   Dickinson County, MI Economic Development Corp.,
                       Solid Waste Disposal Refunding Revenue,
                       Champion International, 6.550% due 3/1/07                                              1,526,070
 1,000,000    NR     Florida Capital Region, Community Development District
                       Revenue, Series B, 5.950% due 5/1/06                                                     996,250
 1,000,000    A+     Kanawha, WV Commercial Development Revenue,
                       (May Department Store Project), 6.500% due 6/1/03                                      1,042,500
 2,000,000    A-     LaCrosse, WI Resource Recovery Revenue, (Northern States
                       Power Co. Project), 6.000% due 11/1/21 (b)                                             2,147,500
                     Massachusetts State Developmental Finance Agency Revenue:
   370,000    AAA      Series A, GNMA-Collateralized, 6.700% due 10/20/21                                       419,025
 1,300,000    AA       Worcester Redevelopment Authority Issue,
                         Asset Guaranty-Issued, 6.000% due 6/1/24                                             1,384,500
 2,000,000    B-     Oklahoma Developmental Finance Authority Revenue,
                       Hillcrest Healthcare System, Series A, 5.625% due 8/15/19                              1,460,000
 1,000,000    CC     Tooele County, UT Hazardous Waste Disposal Revenue,
                       Laidlaw Incineration, Series A, 6.750% due 8/1/10 (b)                                    150,000
   500,000    BBB-   Tulsa, OK Municipal Airport, Refunding Revenue, Series B,
                       5.650% due 12/1/35                                                                       503,750
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             12,721,358
-----------------------------------------------------------------------------------------------------------------------
Life Care -- 1.3%
   945,000    NR     Coweta County, GA Development Authority Revenue,
                       (Care-Pointe Project), Series A, 6.750% due 7/1/10                                       472,500
 1,355,000    A      Massachusetts State Industrial Finance Agency,
                       Assisted Living Facility Revenue, (Arbors at Amherst
                       Project), GNMA-Collateralized, 5.750% due 6/20/17 (b)                                  1,434,606
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,907,106
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
10                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 7.4%
$1,500,000    NR     Barona Band of Mission Indians, CA, 8.250% due 1/1/20                               $    1,580,625
 2,000,000    BBB-   Clarksville, TN Natural Gas Acquisition Corp.,
                       Gas Revenue, Series A, 7.500% due 11/1/04                                              2,050,980
   640,000    NR     Clayton County, GA Development Authority Revenue,
                       First Mortgage, Senior Care Group Inc., (Bayberry
                       Project), Series A, 6.750% due 7/1/10                                                    320,000
1 ,500,000    A      District of Columbia, Tobacco Settlement Financing Corp.,
                       6.250% due 5/15/24                                                                     1,537,500
 1,700,000    A      Illinois Development Finance Authority Revenue,
                       City of East St. Louis, 6.875% due 11/15/05                                            1,848,750
   645,000    Baa2*  Indianapolis, IN Economic Development Refunding &
                       Improvement Revenue, National Benevolent Association,
                       6.900% due 10/1/04                                                                       669,188
   600,000    A      Quinault Indian Nation, WA/Quinalt Beach,
                       Series A, ACA-Insured, 5.800% due 12/1/15                                                605,250
 1,000,000    A      South Carolina Tobacco Settlement Revenue Management,
                       Series B, 6.000% due 5/15/22                                                           1,016,250
   795,000    A      South Dakota Economic Development Finance Authority,
                       APA Optics, Series A, 6.750% due 4/1/16 (b)                                              856,613
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             10,485,156
-----------------------------------------------------------------------------------------------------------------------
Pollution Control -- 2.7%
   460,000    B1*    Atlantic City, NJ Utility Authority Solid Waste Revenue,
                       7.000% due 3/1/02                                                                        460,575
 2,000,000    Aa3*   Brazos River, TX Navigation Harbor District, Brazonia
                       County, PCR, (BASF Corp. Project), 6.750% due 2/1/10                                   2,307,500
 1,000,000    AAA    Monroe County, MI PCR, (Detroit Edison Co. Project),
                       AMBAC-Insured, 6.350% due 12/1/04 (b)                                                  1,090,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              3,858,075
-----------------------------------------------------------------------------------------------------------------------
Pre-Refunded (d) -- 1.2%
    55,000    AAA    Oklahoma State IDA, Oklahoma Health Care Corp., Series A,
                       FGIC-Insured, (Various Call Dates), 9.125% due 11/1/08                                    65,244
   190,000    AAA    Oshkosh, WI Hospital Facility Revenue, Mercy Medical Center,
                       7.375% due 7/1/09                                                                        213,038
   820,000    AAA    Philadelphia, PA Hospital Authority Revenue,
                       (United Hospital Inc. Project), 10.875% due 7/1/08                                       968,625
   345,000    NR     San Leandro, CA Redevelopment Agency, Residential
                       Mortgage Revenue, 11.250% due 4/1/13                                                     412,706
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              1,659,613
-----------------------------------------------------------------------------------------------------------------------
Public Facilities -- 1.8%
                     De Kalb County, IN Redevelopment Authority Revenue,
                       (Mini-Mill LOC Public Improvement Project):
 1,350,000    A*         6.250% due 1/15/09                                                                   1,459,688
 1,000,000    A-         Series A, 6.250% due 1/15/08                                                         1,083,750
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,543,438
-----------------------------------------------------------------------------------------------------------------------
Transportation -- 7.2%
 1,855,000    A      Connecticut State Special Obligation, (Bradley International
                       Airport), ACA-Insured, Series A, 6.375% due 7/1/12                                     1,952,388
-----------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  11

--------------------------------------------------------------------------------
Schedule of Investments (unaudited) (continued)                    June 30, 2001
--------------------------------------------------------------------------------

FACE
AMOUNT     RATING(a)                   SECURITY                                                                   VALUE
-----------------------------------------------------------------------------------------------------------------------
Transportation -- 7.2% (continued)
$5,000,000    BBB-   Connector 2000 Association, SC Toll Road Revenue,
                       Capital Appreciation, Series B, zero coupon due 1/1/15                                $1,956,250
 1,500,000    Baa1*  Dallas/Fort Worth, TX International Airport Facility,
                       Improvement Corp. Revenue, American Airlines,
                       Series C, 6.150% due 5/1/29                                                            1,565,625
 2,035,000    AAA    Dallas/Fort Worth, TX Regional Airport Revenue Refunding,
                       Series 1992A, FGIC-Insured, 7.750% due 11/1/03                                         2,235,956
 5,000,000    A-     Pocahontas Parkway Association, Virginia Toll Road
                       Revenue, Capital Appreciation, Series B,
                       zero coupon due 8/15/19                                                                1,481,250
   595,000    NR     Sanford, FL Airport Authority IDR, (Central Florida
                       Terminals Project), Series B, 7.500% due 5/1/06 (b)                                      628,469
   500,000    BBB-   Tulsa, OK Airport Revenue, Series B, 6.000% due 6/1/35 (b)                                 516,250
-----------------------------------------------------------------------------------------------------------------------
                                                                                                             10,336,188
-----------------------------------------------------------------------------------------------------------------------
Utilities -- 1.7%
 1,500,000    AAA    Chelan County, WA, Public Utilities Distribution No.1,
                       Columbia River Rock Island, Capital Appreciation,
                       MBIA-Insured, zero coupon due 6/1/13                                                     825,000
   500,000    A      Georgia Municipal Electric Power Agency, Power System
                       Revenue, Series X, 6.500% due 1/1/12                                                     561,250
 1,000,000    BBB    North Carolina Eastern Municipal Power Agency, Power
                       System Revenue, Series D, 6.450% due 1/1/14                                            1,065,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              2,451,250
-----------------------------------------------------------------------------------------------------------------------
Water & Sewer -- 4.0%
 1,000,000    AAA    Detroit, MI Water Supply System, Series A, FGIC-Insured,
                       5.750% due 7/1/28                                                                      1,047,500
   155,000    AAA    Indiana Bank Bond Revenue, Series B, 5.000% due 8/1/23                                     148,606
 1,765,000    AAA    Pueblo, CO Bridge Waterworks, Water Revenue, Series A,
                       FSA-Insured, 6.000% due 11/1/14                                                        1,972,388
 1,500,000    NR     Wasco County, OR Solid Waste Connections, Incineration
                       Project, 7.000% due 3/1/12                                                             1,515,000
 1,000,000    AA-    Washington State Public Power Supply System, Revenue
                       Refunding, (Nuclear Project No.1), Series C,
                       7.750% due 7/1/03                                                                      1,085,000
-----------------------------------------------------------------------------------------------------------------------
                                                                                                              5,768,494
-----------------------------------------------------------------------------------------------------------------------
                     TOTAL INVESTMENTS -- 100%
                     (Cost -- $138,399,878**)                                                              $142,580,188
=======================================================================================================================

(a) All ratings are by Standard & Poor's Ratings Service, except for those which are identified by an asterisk (*), are rated by Moody's Investors Service, Inc.
(b) Income from these issues is considered a preference item for purposes of calculating the alternative minimum tax.
(c) Bonds are escrowed to maturity with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
(d) Bonds are escrowed with U.S. government securities and are considered by the Manager to be triple-A rated even if the issuer has not applied for new ratings.
**    Aggregate cost for Federal income tax purposes is substantially the same.

      See pages 13 and 14 for definitions of ratings and certain security descriptions.

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
12                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Bond Ratings (unaudited)
--------------------------------------------------------------------------------

The definitions of the applicable rating symbols are set forth below:

Standard & Poor's Ratings Service ("Standard & Poor's") -- Ratings from "AA" to "CC" may be modified by the addition of a plus (+) or a minus (-) sign to show relative standings within the major rating categories.

AAA         -- Bonds rated "AAA" have the highest rating assigned by Standard &
               Poor's. Capacity to pay interest and repay principal is extremely strong.
AA          -- Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A           -- Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB         -- Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
BB,B        -- Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance,
CCC and CC     as predominantly speculative and with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" represents a lower degree of speculation than "B", and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody's Investors Service, Inc. ("Moody's") -- Numerical modifiers 1, 2, and 3 may be applied to each generic rating from "Aa" to "B", where 1 is the highest and 3 the lowest rating within its generic category.

Aaa         -- Bonds rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa          -- Bonds rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A           -- Bonds rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa         -- Bonds rated "Baa" are considered as medium grade obligations,
               i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba          -- Bonds rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B           -- Bonds rated "B" generally lack characteristics of the desirable investments. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

NR          -- Indicates that the bond is not rated by Standard & Poor's or
               Moody's.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  13

--------------------------------------------------------------------------------
Security Descriptions (unaudited)
--------------------------------------------------------------------------------

ACA    -- American Capital Assurance
AMBAC  -- AMBAC Indemnity Corporation
CGIC   -- Capital Guaranty Insurance Company
CONNIE -- College Construction Loan
LEE    -- Insurance Association
COP    -- Certificate of Participation
FGIC   -- Financial Guaranty Insurance Company
FHA    -- Federal Housing Administration
FHLMC  -- Federal Home Loan Mortgage Corporation
FLAIRS -- Floating Adjustable Interest Rate Securities
FNMA   -- Federal National Mortgage Association
FSA    -- Financial Security Assurance
GIC    -- Guaranteed Investment Contract
GNMA   -- Government National Mortgage Association
GO     -- General Obligation
HFA    -- Housing Finance Authority
IDA    -- Industrial Development Agency
IDR    -- Industrial Development Revenue
INDLC  -- Industrial Indemnity Company
ISD    -- Independent School District
LOC    -- Letter of Credit
MBIA   -- Municipal Bond Investors Assurance Corporation
PCFA   -- Pollution Control Financing Authority
PCR    -- Pollution Control Revenue
PSFG   -- Permanent School Fund Guaranty
RIBS   -- Residual Interest Bonds


--------------------------------------------------------------------------------
14                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statement of Assets and Liabilities (unaudited)                    June 30, 2001
--------------------------------------------------------------------------------

ASSETS:
  Investments, at value (Cost -- $138,399,878)                    $ 142,580,188
  Receivable for securities sold                                      1,029,088
  Interest receivable                                                 2,532,554
  Other assets                                                          112,612
--------------------------------------------------------------------------------
  Total Assets                                                      146,254,442
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                    2,069,242
  Payable to bank                                                       189,322
  Dividends payable                                                     163,731
  Management fee payable                                                 61,598
  Accrued expenses                                                       38,058
--------------------------------------------------------------------------------
  Total Liabilities                                                   2,521,951
--------------------------------------------------------------------------------
Total Net Assets                                                  $ 143,732,491
================================================================================
NET ASSETS:
  Par value of capital shares                                     $      14,005
  Capital paid in excess of par value                               142,012,528
  Undistributed net investment income                                   283,821
  Accumulated net realized loss from security transactions           (2,758,173)
  Net unrealized appreciation of investments                          4,180,310
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $10.26 a share on 14,004,750 shares of $0.001
  par value outstanding; 100,000,000 shares authorized)           $ 143,732,491
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  15

--------------------------------------------------------------------------------
Statement of Operations (unaudited)
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001

INVESTMENT INCOME:
  Interest                                                           $ 4,467,358
--------------------------------------------------------------------------------
EXPENSES:
  Management fee (Note 3)                                                429,778
  Shareholder and system servicing fees                                   37,556
  Audit and legal                                                         18,578
  Shareholder communications                                              14,956
  Pricing service fees                                                    11,940
  Registration fees                                                        7,932
  Custody                                                                  3,188
  Directors' fees                                                            182
  Other                                                                    7,598
--------------------------------------------------------------------------------
  Total Expenses                                                         531,708
--------------------------------------------------------------------------------
Net Investment Income                                                  3,935,650
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 4):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from sales                                               23,197,005
    Cost of securities sold                                           22,720,297
--------------------------------------------------------------------------------
  Net Realized Gain                                                      476,708
--------------------------------------------------------------------------------
  Increase in Net Unrealized Appreciation                                371,791
--------------------------------------------------------------------------------
Net Gain on Investments                                                  848,499
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                               $ 4,784,149
================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
16                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

For the Six Months Ended June 30, 2001 (unaudited) and the Year Ended December 31, 2000

                                                                         2001             2000
===================================================================================================
OPERATIONS:
  Net investment income                                              $   3,935,650    $   4,529,828
  Net realized gain (loss)                                                 476,708         (186,322)
  Increase in net unrealized appreciation                                  371,791        2,509,574
---------------------------------------------------------------------------------------------------
  Increase in Net Assets From Operations                                 4,784,149        6,853,080
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTE 2):
  Net investment income                                                 (3,865,313)      (4,471,638)
---------------------------------------------------------------------------------------------------
  Decrease in Net Assets From
  Distributions to Shareholders                                         (3,865,313)      (4,471,638)
---------------------------------------------------------------------------------------------------
FUND SHARE TRANSACTIONS (NOTE 7):
  Net asset value of shares issued in connection with the transfer
    of the Smith Barney Municipal Fund Inc.'s net assets (Note 8)               --       59,059,977
  Treasury stock acquired                                                     (621)      (1,340,857)
---------------------------------------------------------------------------------------------------
  Increase (Decrease) in Net Assets From
  Fund Share Transactions                                                     (621)      57,719,120
---------------------------------------------------------------------------------------------------
Increase in Net Assets                                                     918,215       60,100,562
NET ASSETS:
  Beginning of period                                                  142,814,276       82,713,714
---------------------------------------------------------------------------------------------------
  End of period*                                                     $ 143,732,491    $ 142,814,276
===================================================================================================
* Includes undistributed net investment income of:                   $     283,821    $      87,806
===================================================================================================

                       See Notes to Financial Statements.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  17

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited)
--------------------------------------------------------------------------------

1.    Significant Accounting Policies

The Intermediate Muni Fund, Inc., ("Fund") a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

The significant accounting policies consistently followed by the Fund are:(a) security transactions are accounted for on trade date;(b) securities are valued at the mean between the bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities for which market quotations are not available will be valued in good faith at fair market value by or under the direction of the Board of Directors; (d) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates value; (e) gains or losses on the sale of securities are calculated by using the specific identification method; (f) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) dividends and distributions to shareholders are recorded on the ex-dividend date; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2000, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net realized gains amounting to $1,678,463 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; and
(j) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

In November 2000, the American Institute of Certified Public Accountants ("AICPA") issued a revised Audit and Accounting Guide for Investment Companies ("Guide"). This revised version is effective for financial statements issued for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize premium and accrete all discounts on all fixed-


--------------------------------------------------------------------------------
18                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

income securities. The Fund elected to adopt this requirement effective January 1, 2001. This change does not affect the Fund's net asset value, but does change the classification of certain amounts in the statement of operations. For the six-month period ended June 30, 2001, interest income increased by $26,465 and the change in net unrealized appreciation of investments decreased by $26,465. In addition, the Fund recorded adjustments to increase the cost of securities and increase accumulated undistributed net investment income by $125,678 to reflect the cumulative effect of this change up to the date of the adoption.

2.    Exempt-Interest Dividends and Other Distributions

The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

Capital gains distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

3.    Management Agreement and Transactions with Affiliated Persons

Smith Barney Fund Management LLC ("SBFM"), formerly known as SSB Citi Fund Management LLC, a subsidiary of Salomon Smith Barney Holdings Inc., which, in turn, is a subsidiary of Citigroup Inc. ("Citigroup"), acts as investment manager to the Fund. As compensation for its services, the Fund pays SBFM a fee calculated at the annual rate of 0.60% of the Fund's average daily net assets. This fee is calculated daily and paid monthly.

All officers and one Director of the Fund are employees of Citigroup or its affiliates.

4.    Investments

During the six months ended June 30, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

================================================================================
Purchases                                                            $25,218,296
--------------------------------------------------------------------------------
Sales                                                                 23,197,005
================================================================================


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  19

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

At June 30, 2001, aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

================================================================================
Gross unrealized appreciation                                       $ 6,128,631
Gross unrealized depreciation                                        (1,948,321)
--------------------------------------------------------------------------------
Net unrealized appreciation                                         $ 4,180,310
================================================================================

5.    Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts).

At June 30, 2001, the Fund did not hold any futures contracts.

6.    Option Contracts

Premiums paid when put or call options are purchased by the Fund represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At June 30, 2001, the Fund did not hold any purchased call or put option contracts.

When a Fund writes a covered call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the


--------------------------------------------------------------------------------
20                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised, the cost of the security sold will be decreased by the premium originally received. When a put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The risk associated with purchasing options is limited to the premium originally paid. The Fund enters into options for hedging purposes. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of a loss if the market price of the underlying security declines.

During the six months ended June 30, 2001, the Fund did not enter into any written covered call or put option contracts.

7.    Capital Shares

At June 30, 2001, the Fund had 100,000,000 shares of common stock authorized with a par value of $0.001 per share.

On January 4, 2000, the Fund commenced a share repurchase plan. Since the inception of the plan, repurchased shares totaled 156,000 for a total cost of $1,340,857. For the six months ended June 30, 2001, the Fund repurchased (and retired) 42 shares with a total cost of $621.

8.    Transfer of Net Assets

      On December 27, 2000, the Fund acquired the assets and certain liabilities of the Smith Barney Municipal Fund, Inc. pursuant to a plan of reorganization approved by Smith Barney Municipal Fund, Inc. shareholders on December 4, 2000. Total shares issued by the Fund, the total net assets of the Smith Barney Municipal Fund, Inc. and total net assets of the Fund on the date of the transfer were as follows:

                       Shares Issued        Total Net Assets of the       Total Net Assets
Acquired Portfolio      by the Fund    Smith Barney Municipal Fund, Inc.     of the Fund
==========================================================================================
Smith Barney
Municipal Fund, Inc.     5,796,627                $59,059,977                $83,668,484
==========================================================================================


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  21

--------------------------------------------------------------------------------
Notes to Financial Statements (unaudited) (continued)
--------------------------------------------------------------------------------

The total net assets of the Smith Barney Municipal Fund, Inc. before acquisition included unrealized appreciation of $1,030,758. Total net assets of the Fund immediately after the transfer were $142,728,461. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

9.    Capital Loss Carryforward

At December 31, 2000, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $3,175,000, available to offset future capital gains. To the extent that these carryforward losses are used to offset capital gains, it is probable that any gains so offset will not be distributed.

The amount and year of expiration for each carryforward loss is indicated below. Expiration occurs on December 31 of the year indicated:

                                                  2007                2008
================================================================================
Carryforward Amounts                           $2,678,000           $497,000
================================================================================


--------------------------------------------------------------------------------
22                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                  2001(1)          2000         1999         1998         1997         1996
==============================================================================================================
Net Asset Value,
  Beginning of Period            $   10.20      $    9.89    $   10.61    $   10.64    $   10.47    $   10.66
--------------------------------------------------------------------------------------------------------------
Income (Loss)
From Operations:
  Net investment income(2)            0.28           0.55         0.53         0.55         0.57         0.58
  Net realized and
    unrealized gain (loss)            0.06           0.28        (0.71)        0.01         0.28        (0.17)
--------------------------------------------------------------------------------------------------------------
Total Income (Loss)
  From Operations                     0.34           0.83        (0.18)        0.56         0.85         0.41
--------------------------------------------------------------------------------------------------------------
Gains From Repurchase
  of Treasury Stock                     --           0.02           --           --           --           --
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income              (0.28)         (0.54)       (0.53)       (0.55)       (0.57)       (0.60)
  In excess of net
    investment income                   --             --           --           --        (0.01)          --
  Net realized gains                    --             --        (0.01)       (0.04)       (0.10)          --
--------------------------------------------------------------------------------------------------------------
Total Distributions                  (0.28)         (0.54)       (0.54)       (0.59)       (0.68)       (0.60)
--------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Period                  $   10.26      $   10.20    $    9.89    $   10.61    $   10.64    $   10.47
--------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Market Value(3)                    11.90%++       11.90%      (17.10)%       7.05%       13.42%        1.56%
--------------------------------------------------------------------------------------------------------------
Total Return, Based on
  Net Asset Value(3)                  3.54%++        9.68%       (1.39)%       5.50%        8.49%        4.13%
--------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Period (millions)       $     144      $     143    $      83    $      89    $      89    $      87
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                            0.74%+         0.78%        0.77%        0.76%        0.74%        0.77%
  Net investment income(2)            5.49+          5.47         5.17         5.10         5.42         5.56
--------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                 17%            45%          54%          42%          58%          21%
--------------------------------------------------------------------------------------------------------------
Market Price, End of Period      $    9.58      $   8.813    $   8.375    $  10.688    $  10.563    $   9.938
==============================================================================================================

(1)   For the six months ended June 30, 2001 (unaudited).
(2)   Without the adoption of the change in the accounting method discussed in
      Note 1, the ratio of net investment income to average net assets would have been 5.46%. Per share, ratios and supplemental data for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation. In addition, the impact of this change to net investment income per share was less than $0.01.
(3) The total return calculation assumes that dividends are reinvested in accordance with the Fund's dividend reinvestment plan.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  23

--------------------------------------------------------------------------------
Financial Data (unaudited)
--------------------------------------------------------------------------------

For a share of capital stock outstanding throughout each period:

                   AMEX           Net Asset         Dividends       Reinvestment
Period        Closing Price*       Value*             Paid              Price
================================================================================
  1999
January          $ 9.88            $10.69            $0.044            $10.06
February          10.25             10.58             0.044             10.31
March             10.13             10.53             0.044             10.12
April             10.13             10.52             0.044             10.02
May                9.88             10.40             0.044              9.86
June               9.50             10.23             0.044              9.53
June+              9.50             10.23             0.006              9.53
July               9.50             10.22             0.044              9.53
August             9.38             10.11             0.044              9.37
September          9.31             10.06             0.044              9.27
October            9.00              9.94             0.044              8.94
November           8.56              9.99             0.044              8.54
December           8.38              9.89             0.044              8.47

  2000
January            8.63              9.83             0.044              8.64
February           8.50              9.87             0.044              8.46
March              8.56             10.00             0.044              8.54
April              8.44              9.92             0.045              8.50
May                8.56              9.84             0.045              8.64
June               8.88             10.00             0.045              8.91
July               9.38             10.05             0.046              9.28
August             9.13             10.13             0.046              9.08
September          8.81             10.06             0.046              8.84
October            8.69             10.12             0.046              8.73
November           8.88             10.08             0.046              8.90
December           8.81             10.20             0.046              9.24

  2001
January            9.69             10.24             0.046              9.52
February           9.40             10.24             0.046              9.48
March              9.55             10.28             0.046              9.44
April              9.37             10.18             0.046              9.42
May                9.60             10.24             0.046              9.63
June               9.58             10.26             0.046              9.60
================================================================================

*     On the last business day of the month.
+     Capital gain distribution.


--------------------------------------------------------------------------------
24                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited)
--------------------------------------------------------------------------------

Under the Fund's Dividend Reinvestment Plan ("Plan"), a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC Global Fund Services ("PFPC"), as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of First Data as dividend paying agent.

The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. When the market price of the common stock is equal to or exceeds the net asset value per share of the common stock on the determination date (generally, the record date for the distribution), Plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the Fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the AMEX or elsewhere, for the participants' accounts. If following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution in shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a Plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the Fund to issue the remaining shares, the average per share purchase price paid by PFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the Fund at such net asset value. PFPC will begin to


--------------------------------------------------------------------------------
Intermediate Muni Fund, Inc.                                                  25

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (unaudited) (continued)
--------------------------------------------------------------------------------

purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

PFPC maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of the plan participant.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the Plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the Plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 8030, Boston, Massachusetts 02266-8030 or by telephone at (800) 331-1710.


--------------------------------------------------------------------------------
26                                       2001 Semi-Annual Report to Shareholders

--------------------------------------------------------------------------------
       INTERNEDIATE
     MUNI FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS

Lee Abraham
Alan J. Bloostein
Jane F. Dasher
Donald R. Foley
Richard E. Hanson, Jr.
Paul Hardin
Heath B. McLendon, Chairman
Roderick C. Rasmussen
John P. Toolan
Joseph H. Fleiss, Emeritus

OFFICERS

Heath B. McLendon
President and
Chief Executive Officer

Lewis E. Daidone
Senior Vice President
and Treasurer

Peter M. Coffey
Vice President

Anthony Pace
Controller

Christina T. Sydor
Secretary

INVESTMENT MANAGER

Smith Barney Fund Management LLC

CUSTODIAN

PFPC Trust Company

SHAREHOLDER
SERVICING AGENT

PFPC Global Fund Services
P.O. Box 8030
Boston, Massachusetts 02266-8030


This report is intended only for the shareholders of Intermediate Muni Fund, Inc. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.


INTERMEDIATE
MUNI FUND, INC.
7 World Trade Center
New York, New York 10048


FD0633  8/01